UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2018

SPENDSMART NETWORKS, INC.

DELAWARE	000-27145	33-0756798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Aerovista Place, Suite 205
San Luis Obispo, CA 93401
(Address of principal executive offices)

(866) 497-6081
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Company’s Current Report on Form 8-K filed on October 11, 2017, the Company and Eclipse Marketing LLC (the “Purchaser”) entered into a Stock Purchase Agreement dated as of October 5, 2017 (the “Purchase Agreement”) pursuant to which the Company agreed to sell to the Purchaser all of its operating assets (the “Asset Sale”). The Asset Sale was to be effected by the sale to Purchaser of all the capital stock of SpendSmart Networks, Inc., the wholly owned California subsidy of the Company (the “Subsidiary”). Pursuant to the First Amendment to Stock Purchase Agreement, the purchase price for the Asset Sale was changed to $2,150,000 payable (a) $1,400,000 in cash less outstanding balances of Company credit cards and certain liabilities and (b) the delivery of a secured promissory note of the Purchaser in the principal amount of $750,000 providing for $20,000 per month payments and having a fifteen month term. The note is secured by the assets of the Subsidiary pursuant to a Security Agreement between the Company and the Purchaser.

Item. 2.01. Completion of Acquisition or Disposition.

The consummation of the Asset Sale referenced in Item 1.01 was completed on January 31, 2018, and the Company received net cash of $1,234,093.34.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 31, 2018, Charles Gerencser resigned as Chief Revenue Officer.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Secured Promissory Note of Eclipse Marketing LLC dated January 31, 2018
10.1	First Amendment to Stock Purchase Agreement dated as of October 5, 2017
10.2	Security Agreement dated as of January 31, 2018 between the Company and Eclipse Marketing LLC

EXHIBIT INDEX

Exhibit No.	Description
4.1	Secured Promissory Note of Eclipse Marketing LLC dated January 31, 2018
10.1	First Amendment to Stock Purchase Agreement dated as of October 5, 2017
10.2	Security Agreement dated as of January 31, 2018 between the Company and Eclipse Marketing LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPENDSMART NETWORKS, INC.

Date: February 1, 2018	By:	/s/ Luke Wallace
Chief Executive Officer

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